NEWS RELEASE

CONTACT:
Conmed Corporation
Todd W. Garner
Chief Financial Officer
315-624-3317
ToddGarner@conmed.com

CONMED Corporation Announces Fourth Quarter and Full-Year 2019
Financial Results

Utica, New York, January 29, 2020 --- CONMED Corporation (Nasdaq: CNMD) today announced financial results for the fourth quarter and full year ended December 31, 2019.

Fourth Quarter 2019 Highlights

•	Sales of $264.9 million increased 9.2% year over year as reported and 9.3% in constant currency. Acquisitions contributed approximately 670 basis points of growth.
•	Domestic revenue increased 13.8% year over year.
•	International revenue increased 4.4% as reported and 4.5% in constant currency.
•	Operating margin decreased 20 basis points on a GAAP basis and increased 110 basis points on an adjusted basis(1), compared to the fourth quarter of 2018.
•	Diluted net earnings per share (GAAP) were $0.49, compared to diluted net earnings per share of $0.54 in the fourth quarter of 2018, a decrease of 9.3%.
•	Adjusted diluted net earnings per share(2) were $0.90 versus $0.73 in the fourth quarter of 2018, an increase of 23.3%.

Full-Year 2019 Highlights

•	Sales of $955.1 million increased 11.1% as reported and 11.7% in constant currency compared to 2018. Acquisitions contributed approximately 580 basis points of growth.
•	Domestic revenue increased 15.2% year over year.
•	International revenue increased 6.7% as reported and 7.9% in constant currency.
•	Operating margin remained flat on a GAAP basis and increased 160 basis points on an adjusted basis(1), compared to 2018.
•	Diluted net earnings per share (GAAP) were $0.97, compared to $1.41 in 2018, a decrease of 31.2%.
•	Adjusted diluted net earnings per share(2) were $2.64 versus $2.18 in 2018, an increase of 21.1%.

“2019 was an exciting year for CONMED,” commented Curt R. Hartman, CONMED’s President and Chief Executive Officer. “We introduced a broad range of innovative new products and completed the successful integration of the Buffalo Filter acquisition. We exited the year by increasing our investment in our sales organization during the fourth quarter as planned, further strengthening our foundation for sustainable near- and long-term revenue and profitability growth. I am proud of what the team accomplished in 2019, and I look forward to building on this momentum in 2020.”

2020 Outlook

The Company expects 2020 organic constant currency sales growth between 7.0% and 7.5%. Based on recent exchange rates, the negative impact to 2020 sales from foreign exchange is expected to be between 120 and 150 basis points.

The Company also forecasts full-year 2020 adjusted diluted net earnings per share in the range of $3.08 to $3.13. This represents growth over 2019 of approximately 17% to 19%. The adjusted diluted net earnings per share estimates for 2020 exclude amortization of intangible assets, amortization of deferred financing fees and debt discount, which are estimated in the range of $35 to $37 million, net of tax. Also excluded are the costs of special items, including acquisition costs and manufacturing consolidation costs, which are estimated in the range of $6 to $8 million, net of tax. Adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by our convertible note hedge transactions.

Supplemental Financial Disclosures

(1) A reconciliation of reported operating margin to adjusted operating margin, a non-GAAP financial measure, appears below.

(2) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter 2019 results.

To participate in the conference call, dial 1-844-889-7792 (domestic) or +1-661-378-9936 (international) and refer to the passcode 2289828.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 7:30 p.m. ET on Wednesday, January 29, 2020, until 6:30 p.m. ET on Wednesday, February 12, 2020. To hear this recording, dial 1-855-859-2056 (domestic) or +1-404-537-3406 (international) and enter the passcode 2289828.

Consolidated Condensed Statements of Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net sales	$264,865	$242,444	$955,097	$859,634
Cost of sales	122,890	109,789	430,382	390,524
Gross profit	141,975	132,655	524,715	469,110
% of sales	53.6%	54.7%	54.9%	54.6%
Selling & administrative expense	102,002	96,462	400,141	355,617
Research & development expense	12,094	10,371	45,460	42,188
Income from operations	27,879	25,822	79,114	71,305
% of sales	10.5%	10.7%	8.3%	8.3%
Interest expense	10,319	5,529	42,701	20,652
Other expense	321	—	5,188	—
Income before income taxes	17,239	20,293	31,225	50,653
Provision for income taxes	2,306	4,640	2,605	9,799
Net income	$14,933	$15,653	$28,620	$40,854

Basic EPS	$0.53	$0.56	$1.01	$1.45
Diluted EPS	0.49	0.54	0.97	1.41

Basic shares	28,403	28,131	28,325	28,118
Diluted shares	30,504	28,901	29,495	28,890

Sales Summary

(in millions, unaudited)

	Three Months Ended December 31,
			% Change
						Domestic	International
	2019	2018	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$123.8	$124.8	-0.8%	0.2%	-0.6%	-0.8%	-0.8%	0.4%	-0.4%
General Surgery	141.1	117.6	19.9%	-0.1%	19.8%	23.1%	14.0%	-0.4%	13.6%
	$264.9	$242.4	9.2%	0.1%	9.3%	13.8%	4.4%	0.1%	4.5%

Single-use Products	$209.3	$188.1	11.2%	0.1%	11.3%	17.5%	4.3%	0.1%	4.4%
Capital Products	55.6	54.3	2.3%	0.1%	2.4%	-0.2%	4.7%	0.1%	4.8%
	$264.9	$242.4	9.2%	0.1%	9.3%	13.8%	4.4%	0.1%	4.5%

Domestic	$142.5	$125.2	13.8%	0.0%	13.8%
International	122.4	117.2	4.4%	0.1%	4.5%
	$264.9	$242.4	9.2%	0.1%	9.3%

	Year Ended December 31,
			% Change
						Domestic	International
	2019	2018	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$463.3	$446.7	3.7%	0.8%	4.5%	4.0%	3.5%	1.4%	4.9%
General Surgery	491.8	412.9	19.1%	0.3%	19.4%	22.1%	13.0%	0.9%	13.9%
	$955.1	$859.6	11.1%	0.6%	11.7%	15.2%	6.7%	1.2%	7.9%

Single-use Products	$756.3	$681.1	11.0%	0.6%	11.6%	16.6%	4.8%	1.1%	5.9%
Capital Products	198.8	178.5	11.3%	0.7%	12.0%	9.3%	13.3%	1.3%	14.6%
	$955.1	$859.6	11.1%	0.6%	11.7%	15.2%	6.7%	1.2%	7.9%

Domestic	$516.7	$448.6	15.2%	0.0%	15.2%
International	438.4	411.0	6.7%	1.2%	7.9%
	$955.1	$859.6	11.1%	0.6%	11.7%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31, 2019
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$141,975	$102,002	$12,094	$27,879	$10,319	$321	$2,306	13.4%	$14,933	$0.49
% of sales	53.6%	38.5%	4.6%	10.5%
Business acquisition costs(1)	—	(1,870)	—	1,870	—	—	137		1,733	0.06
Manufacturing consolidation costs(2)	1,430	—	—	1,430	—	—	105		1,325	0.05
	$143,405	$100,132	$12,094	$31,179	$10,319	$321	$2,548		$17,991	$0.60
Adjusted gross profit %	54.1%
Amortization(3)	$1,500	(6,639)	—	8,139	(3,183)	—	2,535		8,787	0.30
Adjusted net income		$93,493	$12,094	$39,318	$7,136	$321	$5,083	15.9%	$26,778	$0.90
% of sales		35.3%	4.6%	14.8%

Diluted shares, as reported										30,504
In-the-money portion of convertible notes(4)										(643)
Diluted shares, as adjusted										29,861

	Three Months Ended December 31, 2018
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$132,655	$96,462	$10,371	$25,822	$5,529	$—	$4,640	22.9%	$15,653	$0.54
% of sales	54.7%	39.8%	4.3%	10.7%
Business acquisition costs(1)	—	(1,299)	—	1,299	—	—	896		403	0.02
Tax reform(5)	—	—	—	—	—	—	(363)		363	0.01
	$132,655	$95,163	$10,371	$27,121	$5,529	$—	$5,173		$16,419	$0.57
Adjusted gross profit %	54.7%
Amortization(3)	$1,500	(4,497)	—	5,997	—	—	1,255		4,742	0.16
Adjusted net income		$90,666	$10,371	$33,118	$5,529	$—	$6,428	23.3%	$21,161	$0.73
% of sales		37.4%	4.3%	13.7%

(1) In 2019 and 2018, the Company incurred consulting fees, legal fees and other costs and in 2019 also included severance and integration related costs associated with the acquisition of Buffalo Filter, LLC.

(2) In 2019, the Company incurred severance and other costs related to the consolidation of certain manufacturing operations.

(3) Includes amortization of intangible assets, deferred financing fees and debt discount.

(4) In Q4 2019, our average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes").   Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by our convertible note hedge transactions.

(5) In 2018, the Company recorded tax expense resulting from the 2017 Tax Cuts and Jobs Act. The 2018 amounts are adjustments to the initial December 2017 deferred tax balances.

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Year Ended December 31, 2019
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$524,715	$400,141	$45,460	$79,114	$42,701	$5,188	$2,605	8.3%	$28,620	$0.97
% of sales	54.9%	41.9%	4.8%	8.3%
Business acquisition costs(1)	1,335	(13,066)	—	14,401	—	—	3,609		10,792	0.37
Manufacturing consolidation costs(2)	2,858	—	—	2,858	—		354		2,504	0.08
Debt refinancing costs(3)	—	—		—	—	(3,904)	1,149		2,755	0.09
	$528,908	$387,075	$45,460	$96,373	$42,701	$1,284	$7,717		$44,671	$1.51
Adjusted gross profit %	55.4%
Amortization(4)	$6,000	(26,075)	—	32,075	(11,756)	—	10,590		33,241	1.13
Adjusted net income		$361,000	$45,460	$128,448	$30,945	$1,284	$18,307	19.0%	$77,912	$2.64
% of sales		37.8%	4.8%	13.4%

	Year Ended December 31, 2018
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$469,110	$355,617	$42,188	$71,305	$20,652	$—	$9,799	19.3%	$40,854	$1.41
% of sales	54.6%	41.4%	4.9%	8.3%
Business acquisition costs(1)	—	(2,372)	—	2,372	—	—	1,155		1,217	0.05
Impairment charges(5)	—	—	(4,212)	4,212	—	—	2,117		2,095	0.07
Tax reform(6)	—	—	—	—	—	—	(912)		912	0.03
	$469,110	$353,245	$37,976	$77,889	$20,652	$—	$12,159		$45,078	$1.56
Adjusted gross profit %	54.6%
Amortization(4)	$6,000	(17,174)	—	23,174	—	—	5,413		17,761	0.62
Adjusted net income		$336,071	$37,976	$101,063	$20,652	$—	$17,572	21.9%	$62,839	$2.18
% of sales		39.1%	4.4%	11.8%

(1) In 2019 and 2018, the Company incurred consulting fees, legal fees and other costs and in 2019 also included severance and integration related costs associated with the acquisition of Buffalo Filter, LLC.  In addition, in 2018, the Company recorded a charge related to a vacant leased facility.

(2) In 2019, the Company incurred severance and other costs related to the consolidation of certain manufacturing operations.

(3) In 2019, in conjunction with the acquisition of Buffalo Filter, LLC, the Company refinanced its existing credit facility and incurred one-time fees associated with an agreement between the Company and JP Morgan Chase Bank, N.A., as well as costs associated with the early extinguishment of debt.

(4) Includes amortization of intangible assets, deferred financing fees and debt discount.

(5) In 2018, the Company recorded impairment charges mainly related to an in-process research and development asset, net of release of accrued contingent consideration, associated with a prior acquisition.

(6) In 2018, the Company recorded tax expense resulting from the 2017 Tax Cuts and Jobs Act. The 2018 amounts are adjustments to the initial December 2017 deferred tax balances.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income	$14,933	$15,653	$28,620	$40,854
Provision for income taxes	2,306	4,640	2,605	9,799
Interest expense	10,319	5,529	42,701	20,652
Depreciation	4,463	4,648	18,688	18,529
Amortization	14,798	10,683	53,635	42,231
EBITDA	$46,819	$41,153	$146,249	$132,065

Stock based compensation	2,960	2,571	11,779	10,037
Business acquisition costs	1,870	1,299	14,401	2,372
Manufacturing consolidation costs	1,430	—	2,858	—
Impairment charges	—	—	—	4,212
Debt refinancing costs	—	—	3,904	—
Adjusted EBITDA	$53,079	$45,023	$179,191	$148,686

EBITDA Margin
EBITDA	17.7%	17.0%	15.3%	15.4%
Adjusted EBITDA	20.0%	18.6%	18.8%	17.3%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and today’s conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2018, and listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted research and development expense; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, research and development expense, operating income, interest expense, other expense, income tax expense (benefit), effective income tax rate, net income, diluted shares and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.